Exhibit 99.2

CommonWealth REIT

Second Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

TABLE OF CONTENTS

Page/Exhibit

CORPORATE INFORMATION

Company Profile	5
Investor Information	6
Research Coverage	7

FINANCIAL INFORMATION

Key Financial Data	9
Consolidated Balance Sheets	10
Consolidated Statements of Income	11
Consolidated Statements of Cash Flows	12
Summary of Equity Investments	13
Debt Summary	14
Debt Maturity Schedule	15
Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
Tenant Improvements, Leasing Costs and Capital Improvements	17
2010 Acquisitions and Dispositions Information	18

PORTFOLIO AND LEASING INFORMATION

Summary Results of Operations by Property Type	20
Summary Results of Operations by Major Market	21
Same Property Results of Operations by Property Type	22
Same Property Results of Operations by Major Market	23
Portfolio Summary by Property Type and Major Market	24
Leasing Summary	25
Occupancy and Leasing Analysis by Property Type and Major Market	26
Tenants Representing 1% or More of Total Rent	27
Three Year Lease Expiration Schedule by Property Type	28
Three Year Lease Expiration Schedule by Major Market	29
Portfolio Lease Expiration Schedule	30

EXHIBITS

Calculation and Reconciliation of Property Net Operating Income (NOI)	A
Calculation of EBITDA	B
Calculation of Funds from Operations (FFO)	C
Calculation of Cash Available for Distribution (CAD)	D
Calculation of Diluted Net Income, FFO and Weighted Average Common Shares Outstanding	E

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                        THE CREDIT QUALITY OF OUR TENANTS,

•                        THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                        OUR ACQUISITIONS AND SALES OF PROPERTIES,

•                        OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•                        OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                        OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS,

•                        OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                        THE FUTURE AVAILABILITY OF BORROWINGS UNDER, AND OUR ABILITY TO RENEW OR REFINANCE, OUR REVOLVING CREDIT FACILITY,

•                        OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•                        OUR ABILITY TO RAISE EQUITY OR DEBT, AND

•                        OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                        THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS,

•                        COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                        ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND OUR MANAGER, REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND ITS RELATED ENTITIES AND CLIENTS,

•                        COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS, AND

•                        LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                        IF THE AVAILIBILITY OF DEBT CAPITAL BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•                        THE CURRENT HIGH UNEMPLOYMENT RATE IN THE U.S. MAY CONTINUE FOR A LONG TIME OR BECOME WORSE IN THE FUTURE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE.  IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE REMAINS AT CURRENT LEVELS OR BECOMES FURTHER DEPRESSED, OCCUPANCY AND OPERATING RESULTS OF OUR PROPERTIES MAY DECLINE,

•                        SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                        OUR AGREEMENTS TO ACQUIRE AND SELL PROPERTIES ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS, AND THESE TERMS AND CONDITIONS MAY NOT BE MET.  AS A RESULT, SOME OR ALL OF THESE TRANSACTIONS MAY NOT OCCUR OR MAY BE DELAYED,

•                        OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                        OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS THAT EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, AND

•                        THE DISTRIBUTIONS WE RECEIVE FROM OUR SHARES IN GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, MAY DECLINE, OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR THE MARKET DEMAND FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWHERE IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT, AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “RISK FACTORS” IN OUR ANNUAL REPORT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

COMPANY PROFILE

The Company:

CommonWealth REIT, or CWH, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of June 30, 2010, we also owned 31.5 million square feet of industrial and other space, including 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

CWH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of June 30, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including 1,370 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has over 600 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing CWH, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that owns buildings majority leased to government tenants located throughout the U.S.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $17.5 billion as of June 30, 2010.  We believe that being managed by RMR is a competitive advantage for CWH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to CWH at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

NYSE Trading Symbols:

Common Stock — CWH

Preferred Stock Series B — CWH-PB

Preferred Stock Series C — CWH-PC

Preferred Stock Series D — CWH-PD

7.50% Senior Notes due 2019 — CWHN

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 6/30/10) (1):

Total properties	521
Total sq. ft. (000s)	67,497
Percent leased	86.0%

Portfolio Concentration by Property Type (1)(2):

	6/30/10	Q2 2010
	Sq. Ft.	NOI
Suburban Office	34.1%	41.4%
CBD Office	19.2%	35.5%
Industrial & Other	46.7%	23.1%
Total	100.0%	100.0%

Portfolio Concentration by Major Market (1)(2):

	6/30/10	Q2 2010
	Sq. Ft.	NOI
Metro Philadelphia, PA	7.8%	12.3%
Oahu, HI	26.6%	11.0%
Metro Washington, DC	2.8%	6.3%
Metro Denver, CO	3.0%	5.8%
Metro Boston, MA	3.7%	5.6%
Other markets	56.1%	59.0%
Total	100.0%	100.0%

(1) Excludes properties classified in discontinued operations.

(2) We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see Exhibit A for the calculation of NOI and a reconciliation of NOI to Net Income.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
CommonWealth REIT	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@cwhreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@cwhreit.com	Timothy A. Bonang, Vice President of Investor Relations, at
(website) www.cwhreit.com	(617) 796-8222 or tbonang@cwhreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@cwhreit.com.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

RESEARCH COVERAGE

Equity Research Coverage

Citigroup	Raymond James
Michael Bilerman	Paul Puryear
(212) 816-1383	(727) 573-3800

Bank of America / Merrill Lynch	Stifel Nicolaus
James Feldman	John Guinee
(212) 449-6339	(443) 224-1307

RBC Capital Markets
David Rodgers
(440) 715-2647

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Lisa Sarajian
(212) 553-1098	(212) 438-2597

CWH is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding CWH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of CWH or its management.  CWH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Shares Outstanding:
Common shares outstanding (at end of period)	64,596	64,590	55,965	55,965	55,927
Common shares outstanding (at end of period) — diluted (2)	71,894	71,888	63,263	63,263	63,225
Preferred shares outstanding (at end of period) (2)	28,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding — basic	64,595	56,732	55,965	55,933	55,924
Weighted average common shares and units outstanding — diluted (2)	71,893	64,030	63,263	63,231	63,222

Common Share Data:
Price at end of period	$24.84	$31.12	$25.88	$30.08	$16.24
High during period	$33.00	$32.56	$30.20	$32.52	$20.52
Low during period	$24.60	$25.24	$24.16	$15.80	$12.00
Annualized dividends paid per share (3)	$1.92	$1.92	$1.92	$1.92	$1.92
Annualized dividend yield (at end of period) (3)	7.7%	6.2%	7.4%	6.4%	11.8%
Annualized funds from operations (FFO) multiple	6.7x	7.5x	5.9x	7.1x	3.7x
Annualized cash available for distribution (CAD) multiple	8.3x	9.0x	9.7x	10.6x	4.2x

Selected Balance Sheet Data:
Total assets	$6,205,018	$6,234,751	$6,121,321	$6,007,527	$5,926,090
Total liabilities	$3,096,495	$3,084,814	$3,232,255	$3,044,362	$2,996,131
Gross book value of real estate assets (4)	$6,756,344	$6,624,862	$6,625,390	$6,463,324	$6,346,454
Equity investments (book value)	$166,626	$173,619	$158,822	$161,045	$158,053
Total debt / gross book value of real estate assets, plus equity investments (4)	41.6%	42.4%	44.1%	42.5%	42.7%

Book Capitalization:
Total debt	$2,879,274	$2,880,928	$2,992,650	$2,816,201	$2,777,703
Plus: total stockholders’ equity	3,108,523	3,149,937	2,889,066	2,963,165	2,929,959
Total book capitalization	$5,987,797	$6,030,865	$5,881,716	$5,779,366	$5,707,662
Total debt / total book capitalization	48.1%	47.8%	50.9%	48.7%	48.7%

Market Capitalization:
Total debt (book value)	$2,879,274	$2,880,928	$2,992,650	$2,816,201	$2,777,703
Plus: market value of preferred shares (at end of period)	595,043	625,863	563,722	567,990	412,455
Plus: market value of common shares (at end of period)	1,604,565	2,010,041	1,448,374	1,683,427	908,254
Total market capitalization	$5,078,882	$5,516,832	$5,004,746	$5,067,618	$4,098,412
Total debt / total market capitalization	56.7%	52.2%	59.8%	55.6%	67.8%

Selected Income Statement Data (5):
Rental income	$213,966	$213,626	$213,339	$206,587	$212,729
Property net operating income (NOI) (6)	$124,819	$124,052	$124,073	$118,283	$126,043
EBITDA (7)	$118,276	$119,285	$117,447	$114,560	$120,684
NOI margin (8)	58.3%	58.1%	58.2%	57.3%	59.3%
Net income (loss)	$9,998	$37,297	$(10,253)	$72,199	$59,616
Preferred distributions	$(12,667)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Net (loss) income available for common shareholders	$(2,669)	$24,630	$(22,920)	$59,532	$46,949
FFO (9)	$72,870	$72,625	$75,298	$73,455	$76,528
FFO available for common shareholders (9)	$60,203	$59,958	$62,631	$60,788	$63,861
CAD (10)	$48,373	$49,151	$37,437	$39,790	$54,001
Common distributions paid	$31,007	$26,863	$26,863	$26,845	$26,842

Per Share Data (2):
Net (loss) income available for common shareholders — basic and diluted	$(0.04)	$0.43	$(0.41)	$1.06	$0.84
FFO available for common shareholders — basic (9)	$0.93	$1.06	$1.12	$1.09	$1.14
FFO available for common shareholders — diluted (2) (9)	$0.92	$1.03	$1.09	$1.06	$1.11
CAD (10)	$0.75	$0.87	$0.67	$0.71	$0.97
Common distributions paid (3)	$0.48	$0.48	$0.48	$0.48	$0.48
FFO payout ratio (3)	51.5%	44.8%	42.9%	44.2%	42.0%
CAD payout ratio	64.1%	54.7%	71.8%	67.5%	49.7%

Coverage Ratios:
EBITDA (7) / interest expense	2.6x	2.6x	2.7x	2.7x	2.7x
EBITDA (7) / interest expense and preferred distributions	2.0x	2.0x	2.1x	2.1x	2.1x

(1)   Amounts have been adjusted, where applicable, for a 1 for 4 reverse stock split that was effective on 7/1/10.

(2)   As of 6/30/2010, we had 15,180 preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(3)   The amounts stated are based on the amounts paid during the periods.

(4)   Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.

(5)   Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009.

(6)   Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(7)   See Exhibit B for calculation of EBITDA.

(8)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(9)   See Exhibit C for calculation of FFO and FFO available for common shareholders.

(10) See Exhibit D for calculation of CAD.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of June 30,	As of December 31,
	2010	2009
ASSETS
Real estate properties:
Land	$1,222,519	$1,237,842
Buildings and improvements	5,003,943	5,085,839
	6,226,462	6,323,681
Accumulated depreciation	(881,592)	(884,421)
	5,344,870	5,439,260
Properties held for sale	160,459	8,263
Acquired real estate leases, net	175,130	166,453
Equity investments	166,626	158,822
Cash and cash equivalents	33,443	18,204
Restricted cash	12,474	11,662
Rents receivable, net of allowance for doubtful accounts of $11,779 and $10,945, respectively	196,781	194,358
Other assets, net	115,235	124,299
Total assets	$6,205,018	$6,121,321

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$110,000
Senior unsecured debt, net	2,259,137	2,258,466
Mortgage notes payable, net	620,137	624,184
Other liabilities related to properties held for sale	451	14
Accounts payable and accrued expenses	110,885	103,608
Acquired real estate lease obligations, net	44,549	47,348
Distributions payable	—	26,863
Rent collected in advance	30,150	30,366
Security deposits	22,090	23,097
Due to affiliates	9,096	8,309
Total liabilities	3,096,495	3,232,255

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 64,596,310 and 55,965,060 shares issued and outstanding, respectively	646	560
Additional paid in capital	3,165,077	2,925,845
Cumulative net income	2,284,223	2,236,928
Cumulative common distributions	(2,607,589)	(2,576,582)
Cumulative preferred distributions	(407,930)	(382,596)
Accumulated other comprehensive (loss) income	(8,268)	2,547
Total shareholders’ equity	3,108,523	2,889,066
Total liabilities and shareholders’ equity	$6,205,018	$6,121,321

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Rental income (1)	$213,966	$212,777	$427,592	$429,748

Expenses:
Operating expenses	89,147	86,688	178,721	178,429
Depreciation and amortization	49,658	49,604	99,438	97,994
General and administrative	10,296	9,796	20,280	19,287
Acquisition costs	1,103	489	1,413	748
Total expenses	150,204	146,577	299,852	296,458

Operating income	63,762	66,200	127,740	133,290

Interest and other income	447	363	1,565	508
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,874, $1,886, $3,805 and $3,528, respectively)	(46,281)	(44,267)	(92,763)	(88,126)
Loss on asset impairment	(21,491)	—	(21,491)	—
Gain on early extinguishment of debt	—	13,173	—	20,686
Equity in earnings of equity investments	2,305	861	4,644	861
Gain on issuance of shares by equity investee	—	—	16,418	—
Gain on sale of properties	11,504	—	11,504	—
Income from continuing operations before income tax expense	10,246	36,330	47,617	67,219
Income tax expense	(181)	(190)	(363)	(342)
Income from continuing operations	10,065	36,140	47,254	66,877
Discontinued operations:
(Loss) income from discontinued operations (1)	(67)	3,170	41	6,800
Gain on sale of properties	—	20,306	—	29,051
Net income	9,998	59,616	47,295	102,728
Preferred distributions	(12,667)	(12,667)	(25,334)	(25,334)
Net (loss) income available for common shareholders	$(2,669)	$46,949	$21,961	$77,394

Weighted average common shares outstanding — basic	64,595	55,924	60,685	56,163

Weighted average common shares outstanding — diluted (2)	71,893	63,222	67,983	63,461

Earnings per common share:
(Loss) income from continuing operations available for common shareholders — basic and diluted (2)	$(0.04)	$0.42	$0.36	$0.74
Income from discontinued operations — basic and diluted (2)	$—	$0.42	$—	$0.64
Net (loss) income available for common shareholders — basic and diluted (2)	$(0.04)	$0.84	$0.36	$1.38

Additional Data:
General and administrative expenses / rental income	4.81%	4.60%	4.74%	4.49%
General and administrative expenses / total assets (at end of period)	0.17%	0.17%	0.33%	0.33%

Continuing Operations:
Non cash straight line rent adjustments (1)	$2,349	$434	$4,603	$1,042
Lease value amortization (1)	$(1,674)	$(1,592)	$(3,288)	$(4,761)
Lease termination fees included in rental income	$119	$309	$1,285	$506
Capitalized interest expense	$—	$—	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$—	$209	$—	$294
Lease value amortization (1)	$—	$—	$—	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)   As of 6/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See exhibit E for calculations of diluted net income and weighted average common shares outstanding.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Six Months Ended
	6/30/2010	6/30/2009
Cash flows from operating activities:
Net income	$47,295	$102,728
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	79,317	78,452
Amortization of debt discounts, premiums and deferred financing fees	3,805	3,528
Amortization of acquired real estate leases	15,086	17,029
Other amortization	8,323	7,274
Loss on asset impairment	21,491	—
Gain on early extinguishment of debt	—	(20,686)
Equity in earnings of equity investments	(4,644)	(861)
Gain on issuance of shares by equity investee	(16,418)	—
Distributions of earnings from equity investments	4,696	—
Gain on sale of properties	(11,504)	(29,051)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(812)	1,844
Increase in rents receivable and other assets	(10,750)	(1,207)
Increase in accounts payable and accrued expenses	282	3,635
Increase in rent collected in advance	101	884
(Decrease) increase in security deposits	(877)	3,440
Increase in due to affiliates	787	7,632
Cash provided by operating activities	136,178	174,641

Cash flows from investing activities:
Real estate acquisitions and improvements	(205,443)	(266,319)
Investment in marketable pass through certificates	—	(6,760)
Proceeds from sale of properties, net	40,394	69,730
Distributions in excess of earnings from equity investments	3,264	—
Investment in Affiliates Insurance Company	(44)	(5,074)
Increase in restricted cash	—	—
Cash used in investing activities	(161,829)	(208,423)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	239,095	—
Repurchase and retirement of common shares	—	(14,486)
Repurchase and retirement of outstanding debt securities	—	(88,251)
Proceeds from borrowings	191,000	500,000
Payments on borrowings	(305,802)	(254,531)
Deferred financing fees	(199)	(6,826)
Distributions to common shareholders	(57,870)	(54,170)
Distributions to preferred shareholders	(25,334)	(25,334)
Cash provided by financing activities	40,890	56,402

Increase in cash and cash equivalents	15,239	22,620
Cash and cash equivalents at beginning of period	18,204	15,518
Cash and cash equivalents at end of period	$33,443	$38,138

Supplemental cash flow information:
Interest paid	$88,734	$86,368

Non-cash investing activities:
Real estate acquisitions	$—	$(9)
Net assets transferred to Government Properties Income Trust	—	395,317

Non-cash financing activities:
Issuance of common shares	$223	$109
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	—	(243,199)

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Common shares owned by CWH:
Government Properties Income Trust (1)	9,950,000	9,950,000	9,950,000	9,950,000	9,950,000
Affiliates Insurance Company	20,000	20,000	20,000	20,000	20,000

Percent owned by CWH:
Government Properties Income Trust (1)	31.8%	31.8%	46.3%	46.3%	46.4%
Affiliates Insurance Company	14.3%	14.3%	14.3%	16.7%	16.7%

Percent of CWH’s total assets (book value):
Government Properties Income Trust (1)	2.6%	2.7%	2.5%	2.6%	2.6%
Affiliates Insurance Company	0.1%	0.1%	0.1%	0.1%	0.1%
Total	2.7%	2.8%	2.6%	2.7%	2.7%

Carrying book value on CWH’s balance sheet:
Government Properties Income Trust (1)	$161,634	$168,627	$153,822	$156,068	$153,088
Affiliates Insurance Company	4,992	4,992	5,000	4,977	4,965
Total	$166,626	$173,619	$158,822	$161,045	$158,053

Market value of shares owned by CWH:
Government Properties Income Trust (1)	$253,924	$258,800	$228,651	$238,900	$204,274
Affiliates Insurance Company	N/A	N/A	N/A	N/A	N/A
Total	$253,924	$258,800	$228,651	$238,900	$204,274

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Equity in earnings (loss) of equity investments:
Government Properties Income Trust (1)	$2,329	$970	$4,696	$970
Affiliates Insurance Company	(24)	(109)	(52)	(109)
	$2,305	$861	$4,644	$861

EBITDA from equity investments:
Government Properties Income Trust (1)	$4,500	$1,467	$8,829	$1,467
Affiliates Insurance Company	(24)	(109)	(52)	(109)
	$4,476	$1,358	$8,777	$1,358

FFO from equity investments:
Government Properties Income Trust (1)	$4,453	$1,279	$8,476	$1,279
Affiliates Insurance Company	(24)	(109)	(52)	(109)
	$4,429	$1,170	$8,424	$1,170

Cash distributions from equity investments:
Government Properties Income Trust (1)	$3,980	$—	$7,960	$—
Affiliates Insurance Company	—	—	—	—
	$3,980	$—	$7,960	$—

(1)   In January 2010, Government Properties Income Trust, or GOV, issued 9,775,000 common shares in a public offering for $21.50 per common share, raising net proceeds of approximately $199,300.  As a result of this transaction, our ownership percentage in GOV was reduced from 46.3% prior to this transaction to 31.8% after this transaction, and we recognized a gain of $16,418.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	See note (2)	6.814%	7.842%	$228,231		1/31/2011	$225,547	0.6
Secured debt	One property in Milwaukee, WI	7.435%	7.000%	29,681		6/1/2011	29,188	0.9
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	23,710		6/1/2012	22,719	1.9
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	4,871		10/11/2012	4,507	2.3
Secured debt	One property in Macon, GA	4.950%	6.280%	13,077		5/11/2014	11,930	3.9
Secured debt	One property in St. Cloud, MN	5.990%	5.990%	8,931		2/1/2015	7,580	4.6
Secured debt	One property in Lenexa, KS	5.760%	7.000%	8,335		5/1/2016	6,116	5.8
Secured debt	One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	5.9
Secured debt	One property in Birmingham, AL	7.360%	5.610%	12,401		8/1/2016	9,333	6.1
Secured debt	One property in Philadelphia, PA (3)	2.985%	5.660%	175,000		12/2/2019	160,710	9.4
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,433		3/1/2022	—	11.7
Secured debt	One property in Morgan Hill, CA	6.140%	8.000%	14,752		1/5/2023	—	12.5
Secured debt	One property in East Windsor, CT	5.710%	5.240%	8,537		3/1/2026	—	15.7
Secured debt	Two properties in Morgan Hill, CA	6.060%	8.000%	13,616		11/10/2027	—	17.4
Secured debt	One property in Philadelphia, PA (4)	6.794%	7.383%	38,929		1/1/2029	2,478	18.5
Total / weighted average secured fixed rate debt		5.659%	6.900%	$626,104			$519,102	5.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (5)		0.897%	0.897%	$—		8/22/2010	$—	0.1
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)		1.137%	1.137%	168,219		3/16/2011	168,219	0.7
Total / weighted average unsecured floating rate debt		1.137%	1.137%	$168,219			$168,219	0.7

Unsecured Fixed Rate Debt:
Senior notes due 2010 (7)		8.875%	9.000%	$30,000		8/1/2010	$30,000	0.1
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	0.3
Senior notes due 2012		6.950%	7.179%	150,680		4/1/2012	150,680	1.8
Senior notes due 2013		6.500%	6.693%	190,980		1/15/2013	190,980	2.5
Senior notes due 2014		5.750%	5.828%	244,655		2/15/2014	244,655	3.6
Senior notes due 2015		6.400%	6.601%	186,000		2/15/2015	186,000	4.6
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	5.3
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	6.1
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	7.0
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	7.6
Senior notes due 2019		7.500%	7.863%	125,000		11/15/2019	125,000	9.4
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	$2,097,315			$2,097,315	5.3

Total / weighted average unsecured debt		6.010%	6.149%	$2,265,534			$2,265,534	5.0

Summary Debt:
Total / weighted average secured fixed rate debt		5.659%	6.900%	$626,104			$519,102	5.8
Total / weighted average unsecured floating rate debt		1.137%	1.137%	168,219			168,219	0.7
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	2,097,315			2,097,315	5.3
Total / weighted average debt		5.934%	6.312%	$2,891,638	(8)		$2,784,636	5.1

(1)

Includes the effect of interest rate protection and mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC. The loan was prepaid at par on 8/2/2010.
(3)

Interest is payable at a spread over LIBOR, but has been fixed through December 1, 2016 under a cash flow hedge which sets the rate at approximately 5.66%.  No principal repayment is required for the first three years, after which the loan will be amortized on a 30 year direct reduction basis until maturity.  Coupon represents floating interest rate at 6/30/2010.

(4)	The loan was prepaid at par on 8/2/2010.
(5)

Represents amounts outstanding on CWH's $750 million revolving credit facility at 6/30/2010.  CWH is currently in negotiations with lenders regarding entering a new revolving credit facility prior to the maturity date of this existing facility on 8/22/2010.  If CWH does not enter a new facility by 8/22/2010, CWH intends to exercise its option to extend the maturity date for one year to 8/22/2011.  Interest rate at 6/30/2010.

(6)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 6/30/2010.
(7)	The notes were repaid on 8/2/2010.
(8)	Total debt as of 6/30/2010, net of unamortized premiums and discounts, equals $2,879,274.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2010	$4,986	$—	(2)	$50,000	$54,986	8.6%
2011	260,557	168,219		—	428,776	4.6%
2012	32,607	—		150,680	183,287	7.0%
2013	6,981	—		190,980	197,961	6.5%
2014	19,163	—		244,655	263,818	5.7%
2015	14,920	—		436,000	450,920	6.0%
2016	61,239	—		400,000	461,239	6.2%
2017	6,521	—		250,000	256,521	6.2%
2018	6,976	—		250,000	256,976	6.6%
2019 and thereafter	212,154	—		125,000	337,154	6.5%
Total	$626,104	$168,219		$2,097,315	$2,891,638	6.1%

Percent	21.7%	5.8%		72.5%	100.0%

(1)	Total debt as of 6/30/2010, net of unamortized premiums and discounts, equals $2,879,274.
(2)

There were no amounts outstanding on CWH's $750 million revolving credit facility at 6/30/2010.  CWH is currently in negotiations with lenders regarding entering a new revolving credit facility prior to the maturity date of this existing facility on 8/22/2010.  If CWH does not enter a new facility by 8/22/2010, CWH intends to exercise its option to extend the maturity date for one year to 8/22/2011.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Leverage Ratios:

Total debt / total assets	46.4%	46.2%	48.9%	46.9%	46.9%
Total debt / gross book value of real estate assets (1)	42.6%	43.5%	45.2%	43.6%	43.8%
Total debt / gross book value of real estate assets, plus equity investments (1)	41.6%	42.4%	44.1%	42.5%	42.7%
Total debt / total market capitalization	56.7%	52.2%	59.8%	55.6%	67.8%
Total debt / total book capitalization	48.1%	47.8%	50.9%	48.7%	48.7%
Secured debt / total assets	10.0%	10.0%	10.2%	7.4%	7.5%
Variable rate debt / total debt	5.8%	5.8%	9.3%	14.5%	13.3%
Variable rate debt / total assets	2.7%	2.7%	4.5%	6.8%	6.2%

Coverage Ratios:

EBITDA / interest expense	2.6x	2.6x	2.7x	2.7x	2.7x
EBITDA / interest expense + preferred distributions	2.0x	2.0x	2.1x	2.1x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	40.5%	40.7%	43.1%	41.6%	41.7%
Secured debt / adjusted total assets (maximum 40%)	8.7%	8.8%	9.0%	6.5%	6.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.6x	2.6x	2.6x	2.8x	2.7x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	259.6%	258.7%	240.9%	246.5%	246.0%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Tenant improvements (TI)	$7,950	$7,212	$11,614	$8,727	$4,991
Leasing costs (LC)	3,909	4,364	4,818	5,884	992
Total TI and LC	11,859	11,576	16,432	14,611	5,983

Building improvements (1)	943	760	6,289	1,563	5,629
Development, redevelopment and other activities (2)	7,392	679	5,431	3,305	2,695
Total capital improvements, including TI and LC	$20,194	$13,015	$28,152	$19,479	$14,307

Sq. ft. beginning of period (3)	66,925	66,917	66,159	65,772	67,947
Sq. ft. end of period (3)	67,576	66,925	66,917	66,159	65,772
Average sq. ft. during period (3)	67,251	66,921	66,538	65,966	66,860

Building improvements per average sq. ft. during period	$0.01	$0.01	$0.09	$0.02	$0.08

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.
(3)	Square feet includes properties held for sale at the end of each period.

CommonWealth REIT

Supplemental Operating and Financial Data

2010 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
		Suburban Office/				Purchase		Remaining
Date		CBD Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Apr-10	Denver, CO	Suburban Office	1	248	$75,000	$302.42	10.5%	18.0	100.0%	RE/MAX Realty
Apr-10	Colorado Springs, CO	Suburban Office	1	77	10,800	140.26	11.6%	4.7	100.0%	EMC Corporation
Jun-10	Ann Arbor, MI	Suburban Office	2	410	65,200	159.02	9.4%	7.6	88.0%	Thompson Reuters
Jun-10	Carson, CA	Suburban Office	2	212	27,925	131.72	9.6%	6.2	100.0%	Northrop Grumman
Jul-10	Stafford, VA	Suburban Office	2	118	18,750	158.90	10.9%	2.8	90.4%	Ocean Systems Engineering Corporation

	Total / Weighted Average		8	1,065	$197,675	$185.61	10.1%	10.8	94.3%

Dispositions:

									Sale Price
								Original	Multiple	Estimated
		Suburban Office/				Original	Sale	Purchase	of Original	Book
Date		CBD Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale (5)

Jun-10	Safford, AZ	Suburban Office	1	38	$12,559	$3,287	$330.50	$86.50	3.8x	$4,543
Jun-10	Kansas City, KS	CBD Office	1	171	13,112	5,400	76.68	31.58	2.4x	3,984
Jun-10	Stoneham, MA	Suburban Office	1	98	14,709	9,195	150.09	93.83	1.6x	2,977
Jul-10	Tucson, AZ	Suburban Office	1	34	2,884	3,954	84.82	116.29	0.7x	—
Jul-10	San Diego, CA	Suburban Office	1	142	16,482	17,659	116.07	124.36	0.9x	800
Jul-10	Savannah, GA	Suburban Office	1	36	3,348	2,808	93.00	78.00	1.2x	500
Jul-10	Minneapolis, MN	CBD Office	1	200	23,231	18,817	116.16	94.09	1.2x	4,200
Jul-10	Albuquerque, NM	Suburban Office	1	29	2,394	2,552	82.55	88.00	0.9x	200

	Total		8	748	$88,719	$63,672	$118.61	$85.12	1.4x	$17,204

(1) Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2) Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3) Average remaining lease term based on rental income as of the date acquired.

(4) Percent leased as of the date acquired.

(5) Excludes deferred gains related to our 31.8% ownership of GOV.  Gains on properties sold during the current quarter include adjustments for closing and other costs.

PORTFOLIO AND LEASING INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Number of Properties:

Suburban Office	291	286	291	286
CBD Office	44	42	44	42
Industrial & Other	186	185	186	185
Total	521	513	521	513

Square Feet (2):

Suburban Office	23,039	21,807	23,039	21,807
CBD Office	12,950	12,353	12,950	12,353
Industrial & Other	31,508	31,158	31,508	31,158
Total	67,497	65,318	67,497	65,318

Percent Leased (3):

Suburban Office	79.8%	83.8%	79.8%	83.8%
CBD Office	86.8%	86.9%	86.8%	86.9%
Industrial & Other	90.2%	93.8%	90.2%	93.8%
Total	86.0%	89.1%	86.0%	89.1%

Rental Income (4):

Suburban Office	$91,394	$99,162	$181,791	$201,241
CBD Office	82,857	76,604	167,765	154,099
Industrial & Other	39,715	37,011	78,036	74,408
Total	$213,966	$212,777	$427,592	$429,748

Property Net Operating Income (NOI) (5):

Suburban Office	$51,645	$57,862	$102,563	$116,274
CBD Office	44,273	41,550	90,519	81,789
Industrial & Other	28,901	26,677	55,789	53,256
Total	$124,819	$126,089	$248,871	$251,319

NOI Margin (6):

Suburban Office	56.5%	58.4%	56.4%	57.8%
CBD Office	53.4%	54.2%	54.0%	53.1%
Industrial & Other	72.8%	72.1%	71.5%	71.6%
Total	58.3%	59.3%	58.2%	58.5%

(1)	Excludes properties classified in discontinued operations. Prior periods have been restated to reflect one property reclassified from discontinued operations during the fourth quarter of 2009.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	15	13	15	13
Metro Denver, CO	8	7	8	7
Metro Boston, MA	19	20	19	20
Other markets	403	397	403	397
Total	521	513	521	513

Square Feet (2):
Metro Philadelphia, PA	5,285	5,285	5,285	5,285
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	1,869	1,628	1,869	1,628
Metro Denver, CO	2,013	1,757	2,013	1,757
Metro Boston, MA	2,526	2,624	2,526	2,624
Other markets	37,890	36,110	37,890	36,110
Total	67,497	65,318	67,497	65,318

Percent Leased (3):
Metro Philadelphia, PA	83.7%	85.3%	83.7%	85.3%
Oahu, HI	94.7%	95.3%	94.7%	95.3%
Metro Washington, DC	86.2%	87.0%	86.2%	87.0%
Metro Denver, CO	90.4%	90.0%	90.4%	90.0%
Metro Boston, MA	83.1%	84.1%	83.1%	84.1%
Other markets	82.2%	87.1%	82.2%	87.1%
Total	86.0%	89.1%	86.0%	89.1%

Rental Income (4):
Metro Philadelphia, PA	$30,570	$30,423	$61,753	$61,219
Oahu, HI	18,566	17,532	36,343	35,750
Metro Washington, DC	12,631	16,213	25,271	34,637
Metro Denver, CO	10,817	5,058	19,807	10,000
Metro Boston, MA	12,295	13,311	24,484	25,841
Other markets	129,087	130,240	259,934	262,301
Total	$213,966	$212,777	$427,592	$429,748

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,402	$15,996	$31,122	$31,304
Oahu, HI	13,750	13,515	27,027	27,869
Metro Washington, DC	7,804	10,097	15,712	21,586
Metro Denver, CO	7,225	3,077	13,134	6,121
Metro Boston, MA	7,016	7,849	14,065	14,421
Other markets	73,622	75,555	147,811	150,018
Total	$124,819	$126,089	$248,871	$251,319

NOI Margin (6):
Metro Philadelphia, PA	50.4%	52.6%	50.4%	51.1%
Oahu, HI	74.1%	77.1%	74.4%	78.0%
Metro Washington, DC	61.8%	62.3%	62.2%	62.3%
Metro Denver, CO	66.8%	60.8%	66.3%	61.2%
Metro Boston, MA	57.1%	59.0%	57.4%	55.8%
Other markets	57.0%	58.0%	56.9%	57.2%
Total	58.3%	59.3%	58.2%	58.5%

(1)         Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassifed from discontinued operations during the fourth quarter of 2009.

(2)         Prior periods exclude space remeasurements made during the current period.

(3)         Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)         Includes some triple net lease rental income.

(5)         Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)         NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Number of Properties:

Suburban Office	284	284	280	280
CBD Office	40	40	40	40
Industrial & Other	184	184	184	184
Total	508	508	504	504

Square Feet:

Suburban Office	21,676	21,676	21,283	21,283
CBD Office	11,516	11,516	11,516	11,516
Industrial & Other	30,525	30,525	30,525	30,525
Total	63,717	63,717	63,324	63,324

Percent Leased (3):

Suburban Office	78.8%	83.7%	78.4%	83.4%
CBD Office	85.7%	86.4%	85.7%	86.4%
Industrial & Other	89.9%	93.7%	89.9%	93.7%
Total	85.4%	89.0%	85.3%	88.9%

Rental Income (4):

Suburban Office	$83,390	$88,043	$164,825	$173,557
CBD Office	69,139	71,367	140,617	142,595
Industrial & Other	38,426	36,729	75,530	74,074
Total	$190,955	$196,139	$380,972	$390,226

Property Net Operating Income (NOI) (5):

Suburban Office	$45,399	$50,528	$89,287	$97,379
CBD Office	35,131	38,409	72,148	74,822
Industrial & Other	27,753	26,714	53,578	53,864
Total	$108,283	$115,651	$215,013	$226,065

NOI Margin (6):

Suburban Office	54.4%	57.4%	54.2%	56.1%
CBD Office	50.8%	53.8%	51.3%	52.5%
Industrial & Other	72.2%	72.7%	70.9%	72.7%
Total	56.7%	59.0%	56.4%	57.9%

(1)	Based on properties owned continuously since 4/1/2009 and excludes properties classified in discontinued operations.
(2)	Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	13	13	13	13
Metro Denver, CO	6	6	6	6
Metro Boston, MA	19	19	19	19
Other markets	394	394	390	390
Total	508	508	504	504

Square Feet:
Metro Philadelphia, PA	5,285	5,285	5,285	5,285
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	1,629	1,629	1,629	1,629
Metro Denver, CO	1,092	1,092	1,092	1,092
Metro Boston, MA	2,526	2,526	2,526	2,526
Other markets	35,271	35,271	34,878	34,878
Total	63,717	63,717	63,324	63,324

Percent Leased (3):
Metro Philadelphia, PA	83.7%	85.3%	83.7%	85.3%
Oahu, HI	94.7%	95.3%	94.7%	95.3%
Metro Washington, DC	84.1%	87.0%	84.1%	87.0%
Metro Denver, CO	88.0%	87.8%	88.0%	87.8%
Metro Boston, MA	83.1%	83.8%	83.1%	83.8%
Other markets	81.0%	86.8%	80.8%	86.6%
Total	85.4%	89.0%	85.3%	88.9%

Rental Income (4):
Metro Philadelphia, PA	$30,570	$30,423	$61,753	$61,219
Oahu, HI	18,566	17,532	36,343	35,750
Metro Washington, DC	11,075	11,165	22,170	23,073
Metro Denver, CO	3,806	3,714	7,691	7,333
Metro Boston, MA	11,850	12,834	23,474	24,887
Other markets	115,088	120,471	229,541	237,964
Total	$190,955	$196,139	$380,972	$390,226

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,402	$15,996	$31,122	$31,304
Oahu, HI	13,750	13,515	27,027	27,869
Metro Washington, DC	6,296	6,891	12,705	14,343
Metro Denver, CO	2,136	2,224	4,417	4,393
Metro Boston, MA	6,784	7,630	13,494	14,000
Other markets	63,915	69,395	126,248	134,156
Total	$108,283	$115,651	$215,013	$226,065

NOI Margin (6):
Metro Philadelphia, PA	50.4%	52.6%	50.4%	51.1%
Oahu, HI	74.1%	77.1%	74.4%	78.0%
Metro Washington, DC	56.8%	61.7%	57.3%	62.2%
Metro Denver, CO	56.1%	59.9%	57.4%	59.9%
Metro Boston, MA	57.2%	59.5%	57.5%	56.3%
Other markets	55.5%	57.6%	55.0%	56.4%
Total	56.7%	59.0%	56.4%	57.9%

(1)         Based on properties owned continuously since 4/1/2009 and excludes properties classified in discontinued operations.

(2)         Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(3)         Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)         Includes some triple net lease rental income.

(5)         Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)         NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

PORTFOLIO SUMMARY BY PROPERTY TYPE AND MAJOR MARKET (1)

(sq. ft. and dollars in thousands)

	Number of Properties As of June 30, 2010
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	14	5	—	19	3.6%
Oahu, HI	—	—	57	57	11.0%
Metro Washington, DC	11	4	—	15	2.9%
Metro Denver, CO	6	1	1	8	1.5%
Metro Boston, MA	16	3	—	19	3.6%
Other markets	244	31	128	403	77.4%
Total	291	44	186	521	100.0%
% of Total	55.9%	8.4%	35.7%	100.0%

	Total Square Feet As of June 30, 2010
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	700	4,585	—	5,285	7.8%
Oahu, HI	—	—	17,914	17,914	26.6%
Metro Washington, DC	1,287	582	—	1,869	2.8%
Metro Denver, CO	788	672	553	2,013	3.0%
Metro Boston, MA	2,003	523	—	2,526	3.7%
Other markets	18,261	6,588	13,041	37,890	56.1%
Total	23,039	12,950	31,508	67,497	100.0%
% of Total	34.1%	19.2%	46.7%	100.0%

	NOI for the Three Months Ended June 30, 2010 (2)
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	$1,267	$14,135	$—	$15,402	12.3%
Oahu, HI	—	—	13,750	13,750	11.0%
Metro Washington, DC	4,230	3,574	—	7,804	6.3%
Metro Denver, CO	2,551	3,489	1,185	7,225	5.8%
Metro Boston, MA	4,465	2,551	—	7,016	5.6%
Other markets	39,132	20,524	13,966	73,622	59.0%
Total	$51,645	$44,273	$28,901	$124,819	100.0%
% of Total	41.4%	35.5%	23.1%	100.0%

(1)   Excludes properties classified in discontinued operations.

(2)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Properties	521	518	518	515	512
Total sq. ft. (2)	67,497	66,846	66,838	66,055	65,293
Percentage leased	86.0%	86.6%	87.4%	88.0%	89.1%

Leasing Activity (sq. ft.):
New leases	286	425	156	518	650
Renewals	968	1,098	789	618	992
Total	1,254	1,523	945	1,136	1,642

% Change in GAAP Rent (3):
New leases	-4%	11%	10%	-7%	-1%
Renewals	-6%	-3%	8%	-1%	-3%
Weighted average	-6%	2%	9%	-3%	-2%

Capital Commitments (4):
New leases	$5,746	$9,463	$4,374	$3,085	$7,455
Renewals	6,778	7,703	4,976	4,095	14,295
Total	$12,524	$17,166	$9,350	$7,180	$21,750

Capital Commitments per Sq. Ft. (4):
New leases	$20.09	$22.27	$28.04	$5.96	$11.47
Renewals	$7.00	$7.02	$6.31	$6.63	$14.41
Total	$9.99	$11.27	$9.89	$6.32	$13.25

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.1	7.0	6.6	5.4	8.3
Renewals	5.1	6.1	4.7	4.4	7.5
Total	5.4	6.4	5.1	4.6	7.7

Capital Commitments per Sq. Ft. per Year:
New leases	$3.29	$3.18	$4.25	$1.10	$1.38
Renewals	$1.37	$1.15	$1.34	$1.51	$1.92
Total	$1.85	$1.76	$1.94	$1.37	$1.72

(1)   Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009.

(2)   Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)   Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)   Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 6/30/2010
Property Type/Market	6/30/2010	New	Renewals	Total
Suburban Office	23,039	215	378	593
CBD Office	12,950	49	258	307
Industrial & Other	31,508	22	332	354
Total	67,497	286	968	1,254

Metro Philadelphia, PA	5,285	19	27	46
Oahu, HI	17,914	—	148	148
Metro Washington, DC	1,869	—	21	21
Metro Denver, CO	2,013	—	31	31
Metro Boston, MA	2,526	24	7	31
Other markets	37,890	243	734	977
Total	67,497	286	968	1,254

	Sq. Ft. Leased
	As of	3/31/2010		New and	Acquisitions /	As of	6/30/2010
	3/31/2010	% Leased (2)	Expired	Renewals	(Sales)	6/30/2010	% Leased
Suburban Office	17,941	80.7%	(922)	593	771	18,383	79.8%
CBD Office	11,466	87.4%	(374)	307	(163)	11,236	86.8%
Industrial & Other	28,498	90.5%	(424)	354	—	28,428	90.2%
Total	57,905	86.6%	(1,720)	1,254	608	58,047	86.0%

Metro Philadelphia, PA	4,445	84.1%	(67)	46	—	4,424	83.7%
Oahu, HI	16,968	94.7%	(151)	148	—	16,965	94.7%
Metro Washington, DC	1,651	88.4%	(61)	21	—	1,611	86.2%
Metro Denver, CO	1,574	89.2%	(32)	31	248	1,821	90.4%
Metro Boston, MA	2,186	83.3%	(28)	31	(91)	2,098	83.1%
Other markets	31,081	83.0%	(1,381)	977	451	31,128	82.2%
Total	57,905	86.6%	(1,720)	1,254	608	58,047	86.0%

(1)   Excludes properties classified in discontinued operations.

(2)   Based on total sq. ft. as of March 31, 2010; excludes effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

				% of Total	% of Rental
Tenant			Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government (4)		1,464	2.5%	4.6%	2010 to 2020
2	Expedia, Inc.		349	0.6%	2.0%	2018
3	PNC Financial Services Group		672	1.2%	1.9%	2011 to 2021
4	John Wiley & Sons, Inc	.	342	0.6%	1.7%	2017
5	GlaxoSmithKline plc		608	1.0%	1.7%	2013
6	Jones Day		407	0.7%	1.3%	2012, 2019
7	Wells Fargo Bank		405	0.7%	1.2%	2010 to 2017
8	The Bank of New York Mellon Corp.		390	0.7%	1.1%	2011, 2012, 2015, 2020
9	Ballard Spahr Andrews & Ingersoll, LLP		268	0.5%	1.1%	2011, 2012, 2015
10	Flextronics International Ltd.		894	1.5%	1.1%	2014
11	JDA Software Group, Inc.		283	0.5%	1.1%	2012
12	ING		410	0.7%	1.1%	2011, 2018
	Total		6,492	11.2%	19.9%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of  6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Rental income is rents pursuant to signed leases as of  6/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(4)          Including CWH’s 31.8% pro rata ownership of GOV, the U.S. Government represents 2,770 sq. ft., or  4.7% of total sq. ft. and 7.6% of total rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2010	2010	2011	2012	2013 and Thereafter

Suburban Office:
Total sq. ft.	23,039
Leased sq. ft. (2)	18,383	1,536	3,170	2,624	11,053
Percent	100.0%	8.4%	17.2%	14.3%	60.1%
Annualized rental income (3)	$383,997	$31,925	$63,317	$55,530	$233,225
Percent	100.0%	8.3%	16.5%	14.5%	60.7%

CBD Office:
Total sq. ft.	12,950
Leased sq. ft. (2)	11,236	524	618	1,363	8,731
Percent	100.0%	4.7%	5.5%	12.1%	77.7%
Annualized rental income (3)	$333,323	$16,456	$19,424	$37,123	$260,320
Percent	100.0%	4.9%	5.8%	11.1%	78.2%

Industrial & Other:
Total sq. ft.	31,508
Leased sq. ft. (2)	28,428	2,725	1,955	1,285	22,463
Percent	100.0%	9.6%	6.9%	4.5%	79.0%
Annualized rental income (3)	$159,453	$19,212	$10,659	$6,868	$122,714
Percent	100.0%	12.0%	6.7%	4.3%	77.0%

Total:
Total sq. ft.	67,497
Leased sq. ft. (2)	58,047	4,785	5,743	5,272	42,247
Percent	100.0%	8.2%	9.9%	9.1%	72.8%
Annualized rental income (3)	$876,773	$67,593	$93,400	$99,521	$616,259
Percent	100.0%	7.7%	10.7%	11.4%	70.2%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of  6/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2010	2010	2011	2012	2013 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,424	226	277	411	3,510
Percent	100.0%	5.1%	6.3%	9.3%	79.3%
Annualized rental income (3)	$122,860	$4,001	$7,274	$11,136	$100,449
Percent	100.0%	3.3%	5.9%	9.1%	81.7%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	16,965	388	668	816	15,093
Percent	100.0%	2.3%	3.9%	4.8%	89.0%
Annualized rental income (3)	$75,083	$2,507	$2,910	$3,391	$66,275
Percent	100.0%	3.3%	3.9%	4.5%	88.3%
Metro Washington, DC:
Total sq. ft.	1,869
Leased sq. ft. (2)	1,611	81	45	344	1,141
Percent	100.0%	5.0%	2.8%	21.4%	70.8%
Annualized rental income (3)	$50,874	$3,343	$1,683	$12,201	$33,647
Percent	100.0%	6.6%	3.3%	24.0%	66.1%
Metro Denver, CO:
Total sq. ft.	2,013
Leased sq. ft. (2)	1,821	86	262	207	1,266
Percent	100.0%	4.7%	14.4%	11.4%	69.5%
Annualized rental income (3)	$44,086	$3,020	$5,654	$4,043	$31,369
Percent	100.0%	6.9%	12.8%	9.2%	71.1%
Metro Boston, MA:
Total sq. ft.	2,526
Leased sq. ft. (2)	2,098	87	399	63	1,549
Percent	100.0%	4.1%	19.0%	3.0%	73.9%
Annualized rental income (3)	$49,931	$3,223	$10,163	$2,577	$33,968
Percent	100.0%	6.5%	20.4%	5.2%	67.9%
Other markets:
Total sq. ft.	37,890
Leased sq. ft. (2)	31,128	3,917	4,092	3,431	19,688
Percent	100.0%	12.6%	13.1%	11.0%	63.3%
Annualized rental income (3)	$533,939	$51,499	$65,716	$66,173	$350,551
Percent	100.0%	9.6%	12.3%	12.4%	65.7%
Total:
Total sq. ft.	67,497
Leased sq. ft. (2)	58,047	4,785	5,743	5,272	42,247
Percent	100.0%	8.2%	9.9%	9.1%	72.8%
Annualized rental income (3)	$876,773	$67,593	$93,400	$99,521	$616,259
Percent	100.0%	7.7%	10.7%	11.4%	70.2%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2010	4,785	8.2%	8.2%	$67,593	7.7%	7.7%
2011	5,743	9.9%	18.1%	93,400	10.7%	18.4%
2012	5,272	9.1%	27.2%	99,521	11.4%	29.8%
2013	5,728	9.9%	37.1%	102,103	11.5%	41.3%
2014	4,199	7.2%	44.3%	70,999	8.1%	49.4%
2015	4,042	7.0%	51.3%	85,228	9.7%	59.1%
2016	3,206	5.5%	56.8%	54,810	6.3%	65.4%
2017	2,517	4.3%	61.1%	69,226	7.9%	73.3%
2018	2,175	3.8%	64.9%	50,595	5.8%	79.1%
2019	3,465	6.0%	70.9%	42,340	4.8%	83.9%
Thereafter	16,915	29.1%	100.0%	140,958	16.1%	100.0%
Total	58,047	100.0%		$876,773	100.0%

Weighted average remaining lease term (in years)	7.8			5.8

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of  6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

EXHIBITS

EXHIBIT A

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Calculation of NOI (1):
Rental income	$213,966	$212,777	$427,592	$429,748
Operating expenses	(89,147)	(86,688)	(178,721)	(178,429)
Property net operating income (NOI)	$124,819	$126,089	$248,871	$251,319

Reconciliation of NOI to Net Income:

Property net operating income	$124,819	$126,089	$248,871	$251,319
Depreciation and amortization	(49,658)	(49,604)	(99,438)	(97,994)
General and administrative	(10,296)	(9,796)	(20,280)	(19,287)
Acquisition costs	(1,103)	(489)	(1,413)	(748)
Operating income	63,762	66,200	127,740	133,290

Interest and other income	447	363	1,565	508
Interest expense	(46,281)	(44,267)	(92,763)	(88,126)
Loss on asset impairment	(21,491)	—	(21,491)	—
Gain on early extinguishment of debt	—	13,173	—	20,686
Equity in earnings of equity investments	2,305	861	4,644	861
Gain on issuance of shares by equity investee	—	—	16,418	—
Gain on sale of properties	11,504	—	11,504	—
Income from continuing operations before income tax expense	10,246	36,330	47,617	67,219
Income tax expense	(181)	(190)	(363)	(342)
Income from continuing operations	10,065	36,140	47,254	66,877

(Loss) income from discontinued operations	(67)	3,170	41	6,800
Gain on sale of properties from discontinued operations	—	20,306	—	29,051
Net income	$9,998	$59,616	$47,295	$102,728

(1)         Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and among REITs.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.  Also, some REITs may calculate NOI differently than us.

EXHIBIT B

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Six Months Ended
		6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net income		$9,998	$59,616	$47,295	$102,728
Plus:	interest expense from continuing operations	46,281	44,267	92,763	88,126
Plus:	interest expense from discontinued operations	—	—	—	—
Plus:	income tax expense	181	190	363	342
Plus:	depreciation and amortization from continuing operations	49,658	49,604	99,438	97,994
Plus:	depreciation and amortization from discontinued operations	—	(11)	—	—
Plus:	EBITDA from equity investments	4,476	1,358	8,777	1,358
Plus:	loss on asset impairment	21,491	—	21,491	—
Less:	gain on early extinguishment of debt	—	(13,173)	—	(20,686)
Less:	gain on sale of properties	(11,504)	(20,306)	(11,504)	(29,051)
Less:	equity in earnings of equity investments	(2,305)	(861)	(4,644)	(861)
Less:	gain on issuance of shares by equity investee	—	—	(16,418)	—
EBITDA		$118,276	$120,684	$237,561	$239,950

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, gain on early extinguishment of debt and gain on issuance of shares by equity investees, plus interest expense, income tax expense, depreciation and amortization, loss on asset impairment and EBITDA from equity investments, less equity in earnings of equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs noted above, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

Exhibit C

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Six Months Ended
		6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net income		$9,998	$59,616	$47,295	$102,728
Plus:	depreciation and amortization from continuing operations	49,658	49,604	99,438	97,994
Plus:	depreciation and amortization from discontinued operations	—	(11)	—	—
Plus:	acquisition costs (1)	1,103	489	1,413	748
Plus:	FFO from equity investments	4,429	1,170	8,424	1,170
Plus:	loss on asset impairment	21,491	—	21,491	—
Less:	gain on early extinguishment of debt	—	(13,173)	—	(20,686)
Less:	gain on sale of properties	(11,504)	(20,306)	(11,504)	(29,051)
Less:	equity in earnings of equity investments	(2,305)	(861)	(4,644)	(861)
Less:	gain on issuance of shares by equity investee	—	—	(16,418)	—
FFO		72,870	76,528	145,495	152,042
Less:	preferred distributions	(12,667)	(12,667)	(25,334)	(25,334)
FFO available for common shareholders		$60,203	$63,861	$120,161	$126,708

Weighted average common shares outstanding — basic		64,595	55,924	60,685	56,163

Weighted average common shares outstanding — diluted (2)		71,893	63,222	67,983	63,461

FFO available for common shareholders per share — basic		$0.93	$1.14	$1.98	$2.26

FFO available for common shareholders per share — diluted (2)		$0.92	$1.11	$1.95	$2.19

(1)         Represents the closing costs associated with acquisitions that are expensed pursuant to the Business Combinations Topic of The FASB Accounting Standards CodificationTM.

(2)         At 6/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gains from equity investments, gain on early extinguishment of debt, loss on early extinguishment of debt unless settled in cash, and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because, by excluding the effects of certain historical amounts, such as depreciation expense and items referred to above, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

Exhibit D

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION (CAD)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Six Months Ended
		6/30/2010	6/30/2009	6/30/2010	6/30/2009

FFO available for common shareholders		$60,203	$63,861	$120,161	$126,708
Plus:	lease value amortization from continuing operations	1,674	1,592	3,288	4,761
Plus:	lease value amortization from discontinued operations	—	—	—	—
Plus:	amortization of prepaid interest and debt discounts from continuing operations	1,874	1,886	3,805	3,528
Plus:	amortization of prepaid interest and debt discounts from discontinued operations	—	—	—	—
Plus:	distributions from equity investments	3,980	—	7,960	—
Plus:	non-cash general and administrative expenses paid in common shares (1)	222	87	475	413
Less:	straight-line rent from continuing operations	(2,349)	(434)	(4,603)	(1,042)
Less:	straight-line rent from discontinued operations	—	(209)	—	(294)
Less:	building improvements	(943)	(5,629)	(1,703)	(7,368)
Less:	total TI and LC	(11,859)	(5,983)	(23,435)	(13,944)
Less:	FFO from equity investments	(4,429)	(1,170)	(8,424)	(1,170)
CAD		$48,373	$54,001	$97,524	$111,592

Weighted average common shares outstanding — basic		64,595	55,924	60,685	56,163

CAD per share		$0.75	$0.97	$1.61	$1.99

(1)         Represents the amortized value of shares issued during the year to trustees and officers of CWH, and RMR and its employees, under CWH’s Incentive Share Award Plan.

We compute CAD, or cash available for distribution, as FFO available for common shareholders, plus lease value amortization, amortization of prepaid interest and debt discounts, and general and administrative expenses paid in common shares, less straight-line rents and capex, plus distributions from equity investments, less FFO from equity investments.  We consider CAD to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe CAD provides useful information to investors because CAD can facilitate a comparison of cash based operating performance between periods and among REITs.  CAD does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate CAD differently than us.

Exhibit E

CommonWealth REIT

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED

AVERAGE COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net (loss) income available for common shareholders	$(2,669)	$46,949	$21,961	$77,394
Add — Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
Net income available for common shareholders — diluted	$3,498	$53,116	$34,295	$89,728

FFO available for common shareholders (2)	$60,203	$63,861	$120,161	$126,708
Add — Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
FFO available for common shareholders — diluted	$66,370	$70,028	$132,495	$139,042

Weighted average common shares outstanding — basic	64,595	55,924	60,685	56,163
Effect of dilutive Series D preferred shares (1)	7,298	7,298	7,298	7,298
Weighted average common shares outstanding — diluted	71,893	63,222	67,983	63,461

(1)         As of 6/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.

(2)         See Exhibit C for calculation of FFO available for common shareholders.